As filed with the Securities and Exchange Commission on May 2, 2003

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                   May 2, 2003

                       Shells Seafood Restaurants, Inc.
          (Exact name of registrant as specified in its charter)

            Delaware              0-28258                65-0427966
(State or other jurisdiction  (Commission file number)   (IRS employer
      of incorporation)                                 identification No.)

         16313 N. Dale Mabry Hwy, Ste 100, Tampa, FL  33618
               (Address of principal executive offices)

           Registrant's telephone number, including area code:
                               (813) 961-0944

                               Not Applicable
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits.
------------------------------------------
(c) Exhibits.

 99    Press Release dated May 2, 2003.


Item 9. Regulation FD Disclosure
---------------------------------
This Form 8-K is being furnished to report information pursuant to
Item 12 --  Disclosure of Results of Operations and Financial
Condition.  See Item 12 below.


Item 12. Disclosure of Results of Operations and Financial Condition
---------------------------------------------------------------------
On May 2, 2003, Shells Seafood Restaurants, Inc. issued a press release announcing results for the quarter ended March 30, 2003. A copy of the press release is attached as Exhibit 99 hereto.



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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2003          SHELLS SEAFOOD RESTAURANTS, INC.


                            By: /s/ David W. Head
                            David W. Head
                            President and Chief Executive Officer




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INDEX TO EXHIBITS

99     Press Release dated May 2, 2003.



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